Exhibit 10.27
                                   MULTI SITE
                              COLOCATION COMMITMENT
                                    AGREEMENT

         This Agreement ("Agreement') is made and entered into this 17th day of February, 2000 by and between RateXchange, a Delaware corporation ("CUSTOMER") and COLO.COM, a California corporation ("COLO").

         COLO builds, operates and maintains Neutral Central Offices ("NCOs") and provides space in the NCOs as outsourced facilities for the deployment of Customer's networks. COLO also provides a variety of services to meet its customers' needs.

         CUSTOMER desires to license space and receive services from COLO in the NCOs, as and when space becomes available in specified locations.

CUSTOMER and COLO therefore agree as follows:

1. CUSTOMER irrevocably agrees to a THREE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($3,500,000.00) revenue commitment to COLO for Space at the Premises (Space and Premises having the meaning as defined in COLO.COM Terms and Conditions for Delivery of Service, attached hereto as Exhibit "B") and to pay license fees for the Space(s) for the time periods specified on Exhibit "A" attached hereto and incorporated herein for all purposes, as and when said Space becomes available. If COLO is unable to have the Space ready within thirty (30) days of the desired delivery date at any of the specified Premises, Customer, at its sole discretion may elect to terminate its obligation for said Space at said Premises and be relieved of any term and financial commitment for same. Customer agrees to begin payment of entire revenue commitment no later than December 31, 2000.

2. COLO will give CUSTOMER 100 days advance written notice of the activation date for the Space(s) of each location, and provide written confirmation of the activation date every two weeks thereafter. By making this commitment CUSTOMER agrees that it will pay the activation fee and the minimum monthly amounts for the term shown on Exhibit "A".

3. CUSTOMER's use of the space and this Agreement will be governed by COLO.COM Terms and Conditions for Delivery of Service a copy of which is attached as Exhibit "B".

4. COLO plans to build, operate and maintain NCOs at the locations shown on Exhibit "A" and will license to CUSTOMER the minimum amounts of space shown on Exhibit "A" as and when the Space(s) becomes available.

5. This Agreement will be governed and interpreted in accordance with the laws of the State of California. In the event legal action is brought to enforce this Agreement the prevailing party shall be entitled to recover reasonable attorneys fees and costs incurred in the action.

--------------------------------------------------------------------------------
RateXchange Multi Site Colocation Commitment Agreement               Page 1 of 1

                  Upon execution of this Agreement by the duly authorized individuals of CUSTOMER and COLO the revenue commitment described herein becomes effective as of the date stated above.

                                             COLO:

                                             COLO.COM,
                                             a California corporation

                                             By:  /s/ John F. Mevi, III
                                                  ------------------------------

                                             Printed Name:  John F. Mevi, III
                                                            --------------------

                                             Title:  VP, Sales

                                                     ---------------------------


                                             CUSTOMER:

                                             RateXchange, Inc.
                                             a Delaware corporation

                                             By:  /s/ Paul A. Wescott, Jr.
                                                  ------------------------------

                                             Printed Name:  Paul A. Wescott, Jr.
                                                            --------------------

                                             Title:  EVP/COO

                                                            --------------------


--------------------------------------------------------------------------------
RateXchange Multi Site Colocation Commitment Agreement               Page 2 of 2

COLO.COM Terms and Conditions for Delivery of Service

These terms and conditions are applicable to the COLO.COM ("COLO") Service Service Order Form ("Service Order Form") and are incorporated in each Service Order Form.

LICENSE: COLO hereby grants and Customer hereby accepts, a nonexclusive limited license ("License") to colocate computer and communication equipment ("Equipment") in a portion of the controlled space ("Space") located at the premise(s) ("Premise" or "Premises"), subject to Customer's completion of a site survey, listed on the Service Order Form, on an "as is" basis at Customer's own risk. COLO reserves the right to relocate, change or otherwise substitute the exact location of the Space, at any time during the Term of the License, with 60 days written notice, provided that the substitute space is substantially similar to the original Space allotted and within the same geographic location and the relocation is at COLO's cost. In no event may COLO relocate a Licensed Space more than once during the Term of its License nor within the last six (6) months of such Term.

Customer hereby acknowledges and agrees that it has not been granted any real property interest in the Space or any of the Premises and that Customer has no rights as a tenant under any real property or landlord / tenant laws, regulations or ordinances. Customer may not allow anyone else to use the space for any reason.

2. USE OF SPACE. Customer agrees to use the Space solely for the installation, maintenance, operation, and removal of its Equipment. Unless otherwise agreed to by COLO, Customer, or its agents, at its expense, shall install all Equipment into the Space. Customer shall not use or allow any other person to use the Space for any other purpose without first obtaining COLO's prior written consent.

3. CUSTOMER USE. Customer shall abide by any posted or otherwise communicated reasonable and practical policies and procedures relating to COLO's facilities.

4. COLO. COLO will have the right to immediately terminate Customer's License if COLO loses rights to the Premises. COLO will offer any other available space to Customer on a right of refusal based on date of initial contract with COLO. Customer will have 48 hours to accept or decline such offer.

5. SERVICES & FEES. The Service Order Form lists the basic services and prices thereof ("Services") as of the order date. COLO may increase the amount Customer pays for the Services, after the initial term on the Service Order Form, to reflect changes in the CPI. Such increases will not be more often than once a year and will not exceed the CPI plus 2%. Upon request, Customer may purchase additional services for Supplier at the then-prevailing rate.

6. PAYMENT. Customer shall pay COLO when due for all Services ordered or used, including all applicable taxes, surcharges, and other government imposed fees. All Services shall be invoiced on a monthly basis and are due 30 days from the date appearing on the monthly billing statement. Any invoice not paid by the due date shall be deemed delinquent and is subject to interest charges accruing at a rate of 1.5% per month. Customer shall be liable for all costs of collection of any delinquency, including any and all collection agency fees, reasonable attorneys' fees, and court costs.

7. PAYMENT DISPUTE. Should Customer dispute any bill or any portion thereof, Customer shall pay the full amount of the outstanding bill by the due date and then send COLO a written explanation outlining the basis for the dispute. COLO shall investigate any disputed bill within a reasonable time notify Customer of the outcome of such investigation.

8. TERM. The term and Customer's obligation to pay COLO for the use of the Space shall begin as stated in the Multi Site Colocation Commitment Agreement regardless of whether or not Customer actually occupies the Space, and shall continue for the Term Commitment shown on the Service Order From provided however that in the event COLO is unable to deliver such Space(s) to Customer by such date then the parties shall proceed as set forth in the Multi Site
Colocation Commitment Agreement. Customer is entitled to a one (1) year automatic renewal at the end of the initial term.

In the event of any termination or cancellation of an Service Order Form or of this Agreement by Customer prior to the end of the term for reason other than COLO's breach thereof, Customer shall, as full settlement of liability for early termination, promptly pay COLO the following percentage of the monthly recurring charged for the remaining term of the Service Order Form or of this Agreement, as applicable: 50%, if termination or cancellation takes place during the first year of this Agreement, 33%, if termination or cancellation takes place during the second year of this Agreement, and 25% if termination or cancellation takes place during the third year of this Agreement. If the Customer does not remove its Equipment from the Premises within thirty (30) days of termination, COLO shall be entitled to remove the equipment and dispose of it in any manner determined by COLO in its sole and absolute discretion without liability to Customer thereof.

9. CONFIDENTIALITY. Each Party, for itself, its agents, employees and representatives agrees that it will not divulge any confidential or propriety information received from the other Party. The terms and conditions of this contract, notwithstanding the fact this agreement has been entered shall be considered confidential or propriety information under this paragraph. Customer will not use COLO's name in marketing materials without the prior written consent of COLO. Customer may grant COLO a limited license to use any of its trade names and / or trademarks or service marks in any news release, marketing materials, or on COLO's web site announcing the agreement provided that COLO obtains Customer's trade names, trademarks or service marks will inure solely to Customer. COLO will not use the consent of Customer and such Customer. This
Section 9 does not prohibit either party from disclosing (a) information which is already known to the public other than as a result of disclosure by such party or its officers, directors, employees or agents, (b) information that was known to such party on a non-confidential basis prior to its disclosure by the other party to such party in connection with this agreement, (c) information that becomes known or available to the disclosing party on a non-confidential basis from any source that such party does not know to be subject to a confidentiality agreement covering such information, (d) any information to its attorney or other professional advisors on a need-to-know basis under instruction to keep such information confidential, or (e) any information required by law or by the banding order of any court to be disclosed by such party, except that the disclosing party (i) shall first use reasonable efforts to notify the other party before such information is disclosed, so that the other party can take measures to protect the confidentiality of such information and (ii) shall disclose only the information that is required to be disclosed by such law or court order and then only to the persons to whom such law or court order required such information to be disclosed.

10. INSURANCE. At all times during the term of the Service Order Form, Customer at its expense and any contractors or other third parties representing Customer shall maintain All Risk

Property and casualty insurance and comprehensive general liability insurance (collectively "Policy"), insuring against all hazards and risks customarily insured against by persons collocating Equipment in buildings. The Policy should be written on a per-occurrence basis with blanket contractual liability coverage, with respect to use of the Space and operation of business therein, with a combined single-limit coverage of not less than One Million Dollars ($1,000,000) and an aggregate umbrella coverage of not less than an additional One Million dollars ($1,000,000). A per occurrence limit of ($2,000,000) will be acceptable as well. At all times during the term of the Service Order Form, COLO requires Customer to name COLO and if requested by COLO the landlord(s) for each Premise as a designated or additional insured on the Policy. All policies shall provide that Customer's insures' waive all rights of subrogation against COLO.

Customer shall maintain property insurance including EDP perils written on a "Special Form" basis at full replacement cost value. The definition of property to include data and media.

Customer shall promptly deliver to COLO certificates of insurance issued by the insurance company or its authorized agent for the Policy, in a form reasonably satisfactory to COLO. The Policy shall provide that it cannot be cancelled or modified unless COLO is given 30 days prior written notice of such cancellation or modification. Customer shall require any contractor, subcontractor, sublicensee entering the Space on its behalf to procure and maintain the same types, amounts and coverage extensions as required of Customer.

Customer shall procure and maintain workers' compensation insurance complying with the law of the applicable state or states, whether or not such coverage is required by law, and employer's liability insurance with limits of no less than One Million Dollars ($1,000,000). Customer shall place the Policies required herein with a carrier with an AM Best rating of A- VIII or better.

The insurance requirements set forth herein are independent of Customer's indemnification and other obligations thereunder and shall not be construed or interpreted in any way to restrict, limit, or modify Customer's indemnification and other obligations, or to limit Customer's liability.

11. SERVICES PERFORMED. At times Customer may direct COLO to perform services that are part of COLO's service packages, installation packages, regular maintenance activities via service requests or under COLO's hourly service rates. These services typically will be associated with maintenance/installation type activities. COLO or where applicable, COLO's contractor's, subcontractors etc. will not be responsible for any damage to Customer's equipment during such directed activities; except in instances where COLO, or where applicable COLO's contractors, subcontractors, etc., are grossly negligent.

12. INDEMNITY. To the fullest extent permitted by law, COLO and Customer shall, at the other's expense, indemnify, defend and hold each other, its shareholders, officers, directors, agents, and employees harmless from and against all Claims, as defined below, from any cause arising out of or relating (directly or indirectly) to this Agreement, except claims arising out of or relating to the willful or intentional misconduct or gross negligence of the other. For purposes of this Agreement, "Claims" means any and all claims, causes of action (whether based on tort or contract law principles, law or equity, or otherwise), charges, assessments, fines, and penalties of any kind (including consultant and expert expenses, court costs, and reasonable attorneys' fees). This indemnification extends to and includes Claims for: (i) injury to any persons (including death at any time resulting from that injury); (ii) loss of, injury or damage to, or destruction or real or personal property (including all loss of use resulting from that loss, injury, damage, or destruction of the Space or Premises); and
(iii) all economic losses and consequential, resulting, incidental or punitive damages of any kind. This indemnification may not be construed or interpreted as in any way restricting, limiting, or modifying COLO or Customer's insurance or other obligations under the Service Order Form and is independent of COLO or Customer's insurance obligations. The provisions of this paragraph shall survive the expiration or earlier termination of the Service Order Form until all Claims involving any of the indemnified matters are fully, finally, and absolutely barred by the applicable statutes of limitation.

13. DISCLAIMER OF WARRANTY. COLO represents that it has full rights and authority to grant the rights herein otherwise, Customer accepts the Space and services on an `as is' basis at its own risk as specified on the Service Order Form. Unless specifically stated herein, COLO makes no warranties express or implied as to the Space, Premises, or services. COLO specifically disclaims any and all express or implied warranties, including without limitation any warranties of merchantability or fitness for a particular purpose.

14. DEFAULT. In the event that Customer fails to perform any of its monetary obligations under the Service Order Form or the Multi Site Colocation Commitment Agreement, COLO shall have the right to immediately terminate the license; provided COLO will give Customer five (5) days notice to cure such a monetary default. In the event that Customer fails to perform any other material obligation under the Service Order Form which has not been cured within thirty
(30) days of receiving a written notice of default, COLO shall have the right to immediately terminate the License; provided however that in the event that any action or non-action threatens or causes harm to any Space or Premise, COLO shall have the right to immediately terminate the License.

15. TERMINATION. Upon expiration or earlier termination of the License: (1) COLO will cease providing Services under the Service Order Form, or any applicable License; (2) any and all payment obligations of Customer under this Service Order Form will become due and payable immediately, including but not limited to any fees through the end of the term for any and all applicable Licenses; (3) Customer shall immediately quit and peacefully surrender that portion of the applicable Space it uses to COLO and remove all Equipment from all affected Space, at its expense; (4) Customer, at its expense, shall repair, replace, or compensate COLO for any damage to the Space or Premises resulting from the removal of the Equipment within thirty (30) days of receiving notice of any such damage; (5) within thirty (30) days of the expiration or earlier termination date of the Service Order Form or the appropriate License, if Customer has not removed the Equipment from the appropriate Premise(s), except when Customer and COLO are in contract negotiations, Customer shall be deemed to have abandoned its claim of ownership to the Equipment and to have conveyed all of its right, title, ad interest to the Equipment to COLO without set-off or any other credit of any amount that may be owed to COLO by Customer; and (6) each party shall return all Confidential Information of the other Party in its possession and will not make or retain any copies of such Confidential Information except as required to comply with any applicable legal or accounting record keeping requirement.

16. DISPUTE RESOLUTION. Negotiation Between Executives. (i) The parties shall attempt in good faith to resolve any dispute promptly through negotiation between executives who have authority to settle the controversy, and who are at a higher level of management than the persons with direct responsibility for the Service Order Form or agreement in dispute. Within fifteen (15) days after the delivery by one of the parties to the other of a notice that it has a dispute with it, the receiving party shall send a written response to the originating party. Both the notice and the response shall include (a) statement of the party's position and a summary of arguments supporting that position; and (b) the name and title of the executive who will represent that party and of any other person who will accompany the executive. Within thirty (30) days after delivery of the originating party's notice, the designated executives of the parties shall meet at a mutually acceptable time and place and , thereafter, as often as they deem necessary to attempt to resolve the dispute. All reasonable requests for information made by one party to the other will be honored. (ii) If the matter has not been resolved within sixty (60) days of the originating party's notice or, if the parties fail to meet with thirty (30) days, either party may initiate mediation of the controversy or claim as provided below. (iii) All negotiations pursuant to this clause shall be confidential and treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and state rules of evidence.

If the dispute has not been resolved by negotiation, the parties shall endeavor to settle the dispute by mediation under the American Arbitration Association ("AAA") Model Procedure for Mediation of Business Disputes in effect on the date of this agreement. The parties with the assistance of AAA, shall select a mediator. In the event that the AAA becomes unwilling or unable to assist in the selection of a mediator, the parties have selected JAMS/Endispute as the alternative.

Any dispute arising out of or relating to the Multi Site Colocation Commitment Agreement or Service Order Form, or the breach, termination or validity thereof, which has not been resolved by the non-binding procedure provided for above within ninety (90) days of the initiation of such procedure, shall be adjudicated by arbitration in accordance with the American Arbitration
Association Rules for Non Administered Arbitration of Business Disputes in effect on the date of the Service Order Form, by a three independent and impartial arbitrators, of whom each party shall appoint one, and the third shall be elected by the first two; provided, however, that if one party has requested the other to participate in mediation and the other has refused, the requesting party may initiate arbitration upon receiving notice of such denial. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgement upon the award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California. The arbitrator(s) are not empowered to award damages in excess of compensatory damages, and each party hereby irrevocably waives any right to recover such damages with respect to any dispute resolved by arbitration.

17. FORCE MAJEURE. Notwithstanding anything to the contrary contained herein, neither COLO or Customer shall not be liable to the other for any loss or damage, or deemed to be in breach of the Service Order Form due to a failure to perform, wholly or in part, if such nonperformance is due to causes beyond COLO's or Customer's control, including acts of God, fire, explosion, earthquake, hurricane, tornado, wind, flood, storm or other natural occurrences; vandalism; third party theft; computer, voice mail, e-mail, or other telecommunications system failure; failure to secure or the loss of the right to possess any Premise; any law, order, regulation, direction, action or lawful demand of any Federal, state, local or foreign governments having jurisdiction over COLO or Customer or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more such governments, or of any civil or military authority; national emergency; insurrection; riot; war; strike, lockout, work stoppage or other such labor difficulty.

18. ASSIGNMENT. The Service Order Form shall not be assigned or delegated by Customer without first obtaining the prior written consent of COLO, which consent shall be in the sole discretion of COLO. COLO will not unreasonably withhold consent for assignment. Any purported assignment or delegation without the required consent shall be null and void and of no legal force or effect.

19. GOVERNING LAW. The Service Order Form shall be governed by and interpreted in accordance with the laws of the State of California. In the event of a dispute or litigation regarding the Service Order Form, the prevailing party shall be entitled to receive reasonable attorneys fees and costs.

20. NO WAIVER. The failure of COLO or Customer at any time to enforce any right or remedy available to it under the Service Order Form with respect to any breach or failure by COLO or Customer shall not be construed to be a waiver of such right or remedy with respect to any other breach or failure by COLO or Customer.

21. LIMITATION OF LIABILITY. With the exception of money due to COLO by Customer, under not circumstances shall either party be liable to the other party for any indirect, incidental, economic, special, punitive or consequential damages, whether for breach of contract, negligence or under any other cause of action, that arises out of or relates to the Service Order Form. The total aggregate liability for any direct damages arising our of or relating to the Service Order Form shall be limited to no more than the total amount of fees collected under the Service Order Form for the prior twelve (12) months.

22. SURVIVAL. The obligation of confidentiality and indemnification shall survive the termination of any applicable Service Order Form.

23. ENTIRE UNDERSTANDING. The Multi-Site Colocation Commitment Agreement, and these Terms and Conditions for the Delivery of Service constitute the entire understanding of the parties related to the subject matter hereof. In the event of any conflict between Multi-Site Colocation Commitment Agreement, and these Terms and Conditions for Delivery Service and any Customer purchase order the Service Order Form, Multi-Site Colocation Agreement, and these Terms and Conditions for Delivery of Service shall control.

--------
COLO.COM                              EXHIBIT A                         Account
--------                                                          Representative
                                TO COLOCATION AGREEMENT
CUSTOMER INFORMATION
-------------------------------------------------------------------------------------------------------------------
Company   RateXchange_______________                                     Contact Name  Russ Matulich
          --------------------------                                                 ---------------------
Phone            415-371-9812_______________                             Pager
                 ---------------------------
Fax              415-371-9801_______________                             E-mail     Rmatulich@ratexchange.com
-------------------------------------------------------------------------------------------------------------------
           Street  185 Berry Street, Suite 3515
             City  San Francisco                    State  CA                   Zip  94107   Country  USA
-------------------------------------------------------------------------------------------------------------------

SITE INFORMATION
-------------------------------------------------------------------------------------------------------------------
 Site Code            Space               Power         Cross       Delivery       Term               Fees
               (Cabinets/Cages/ft2)                    Connects       Date
-------------------------------------------------------------------------------------------------------------------
                                                                                              Activation    Monthly

-------------------------------------------------------------------------------------------------------------------
TBD          400 SQ. FT.               200 AMPS DC   20 DS-1'S     TBD          3 YR.        $4,000        $14,400
-------------------------------------------------------------------------------------------------------------------
TBD          300 SQ. FT.               150 AMPS DC   20 DS-1'S     TBD          3 YR.        $4,000        $10,800
-------------------------------------------------------------------------------------------------------------------
TBD          200 SQ. FT.               100 AMPS DC   20 DS-1'S     TBD          3 YR.        $4,000        $7,200
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
      Service Order Forms attached                                              Number of Sites         TBD


-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
COMMENTS

-------------------------------------------------------------------------------------------------------------------


Form: EA/CS/99                                                                  Version 1.0, Last Updated 12/7/99

                                                     COLO.COM

                                             Colocation Service Quote

                                                                           Quotation Number: 4003
                                                                           Quotation Date: 12/15/1999
                                                                           Sales Representative: David Barber
                                                                           Phone: 650-244-7756
                                                                           Fax: 650-244-7219

-------------------------------------------------------------------------------------------------------------------
CLIENT INFORMATION:

Company:   RateXChange

Contact Name:     Russ Matulich, rmatulich@ratexchange.com
Address:          185 Berry Street, Suite 3515
City State, Zip:  San Francisco, CA 94107
Phone:            415-371-9812
Fax:              415-371-9801
-------------------------------------------------------------------------------------------------------------
       3 Sites                COLO.COM SITE ADDRESS                    Per Site               Per Site
-------------------------------------------------------------------------------------------------------------
         ITEM                      DESCRIPTION              #     ONE TIME INSTALLATION      MONTHLY FEE
                                                                                    FEE

-------------------------------------------------------------------------------------------------------------
10' by 10' Cage         Includes: power runs, cage, door    4          $4,000.00              $14,400.00
increments (400         and door key                                                       ($36.00/Sq Ft)
Square Feet)            * Assumes  400  Square  Feet comes with 200
                        AMPs DC  w/dedicated  20 amp circuit at 120/208
                        VAC 50 amps DC per 10' by 10' space
-------------------------------------------------------------------------------------------------------------
19" Rail Relay Racks     Mountable Equipment Relay Racks                  TBD                    TBD
(6 per 100 Sq. Ft)            $475 Install per pack
                         *Customer may provide own Racks
-------------------------------------------------------------------------------------------------------------
DC Power                DC Install/run/rate schedule,                     TBD                    TBD
                        $15.00/mo per additional amp
-------------------------------------------------------------------------------------------------------------
DS1 Cross Connect Fees  DS1 Cross Connects at $25                         TBD                    TBD
                        Install $20/month
----------------------- ---------------------------------- ---- ------------------------ --------------------
DS3 Cross Connect Fees  DS3 Cross Connects at $75                         TBD                    TBD
                        install & $50/month
-------------------------------------------------------------------------------------------------------------
SM Fiber Cross          SM Fiber Cross Connects at $250                   TBD                    TBD
Connect Fees            Install & $75/month
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SERVICE LEVELS          Remote Hands, Level 1 Included
OPTIONAL                Bronze, Silver and/or Gold SEE BELOW
                        Managed Installation of Customer Equipment Optional

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                                                     Subtotals         $4,000.00             $14,400.00
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TOTAL FEES:

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                                  YEAR TERM COMMITTMENT                               3 YEAR TERM COMMITTMENT
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                                       INSTALLATION FEE                                            $4,000.00
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                                            MONTHLY FEE                                           $14,400.00
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                                       TO BEGIN SERVICE                                           $18,400.00
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                       2000 Sierra Point Parkway, Suite 601, Brisbane, California 94005-1819
                              http://www.colo.com Main 650.244.7700 Fax 650.244.7727
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